Exhibit 99.1
Lucid Announces Operational Reset and Second Quarter 2026 Results
Transformation program launched, starting with a focus on Back-to-Basics
•Identified $1.4 billion cash flow improvement opportunities in 2026 across operating expenses, capital expenditures, and working capital
•Launched plan to refocus on three key areas: Cash & Cost, Customer & Quality, Culture & Team
•Four strategic projects earmarked as top priorities for resource allocation and capital deployment
•New simplified organizational structure aligned with priorities, halving CEO reports and enforcing accountability
Q2 Results
•Produced 4,774 vehicles, up 24% year over year, with production intentionally reduced to lower inventory and free up cash
•Delivered 3,953 vehicles, up 19% year over year
•Generated second quarter revenue of $405 million, up 56% year over year
•Ended the quarter with $3.0 billion in total liquidity.
•Recently secured financing, combined with ongoing operational measures, provide sufficient liquidity runway well into 2027
Operational Highlights
•Robotaxi program began deliveries of Lucid Gravity Production-Validation vehicles, with testing underway by Uber and Nuro across the San Francisco Bay Area and Houston
•AMP-2 manufacturing facility in Saudi Arabia has transitioned from construction to industrialization, with installation and tuning of manufacturing ongoing
•Midsize program development continues, with prototype vehicles and Atlas drive units progressing through validation and production readiness activities
NEWARK, Calif. — August 4, 2026 — Lucid Group, Inc. (NASDAQ: LCID), maker of the world’s most advanced software-defined vehicles and technologies, today announced financial results for its second quarter ended June 30, 2026, and outlined a comprehensive operational reset focused on strengthening execution, reducing cash burn and improving the customer experience.
“Lucid has leading technology, compelling products and deeply committed people, but potential is not performance,” said Silvio Napoli, CEO of Lucid. “We are going back to basics, with a clear focus on cash, customers, and culture. We are focused on delivering on our four must win priorities, including our $1.4 billion cash flow improvement plan and the advancement of our Robotaxi, AMP-2, and Midsize programs, which will establish a strong foundation for Lucid’s next chapter.”

“Silvio and his leadership team are transforming the company, and the Board stands firmly behind their actions,” said Turqi Alnowaiser, Chairman of Lucid. “The actions underway are intended to strengthen the company’s execution, improve the customer experience, and translate Lucid’s technology and product leadership into long-term value for customers and shareholders.”
Three Priorities Guiding Lucid’s Operational Reset
Lucid is refocusing the organization around three priorities designed to improve execution and strengthen the business.
Cash and Cost. Lucid is applying greater discipline to spending, investment decisions and capital allocation, while protecting the technologies and programs most important to its long-term competitiveness.
The company has deliberately reduced production to better align output with anticipated demand, convert inventory into deliveries and cash, and improve working capital.

Customer and Quality. Lucid is strengthening the ownership experience to match the performance of its vehicles, with a focus on product readiness, delivery experience, service responsiveness and parts availability as we invest in technicians and dedicated staff to reduce wait times by one third this year.
Culture and Team. Lucid is simplifying the organization, reducing layers and clarifying accountability to accelerate decisions and build a culture of ownership, performance and consistent execution.
The new structure halves the number of direct reports to the CEO and places experienced leaders in key roles across finance, technology, customer experience, transformation, digital and program execution. These changes are intended to accelerate decision-making, clarify ownership and build a performance-driven culture.
Four Strategic Projects
Lucid has identified four must-win projects.
$1.4 billion cash savings plan. Lucid has identified $1.4 billion in cash reductions in 2026, including projected savings of approximately $600 million to $800 million in inventory, approximately $500 million in capital expenditures, and approximately $200 million in operating expenses. The operating expense actions include projected savings from the U.S. workforce reduction announced in June, expected to provide approximately $158 million in annualized savings. This represents the initial output of the company’s broader business review underway.
Robotaxi. The company’s robotaxi program with Uber and Nuro is a top priority and an important opportunity to extend Lucid’s technology beyond privately owned vehicles. The program is in active testing and validation, supported by a fleet of nearly 100 vehicles across the San Francisco Bay Area and Houston. The company has begun delivering production-validation Lucid Gravity vehicles to Nuro. Moving forward, this project will be part of Lucid Technologies, a dedicated business unit bringing together AI, advanced driver-assistance, and digital capabilities.
AMP-2. Lucid’s factory in Saudi Arabia is transitioning from construction to industrialization. Manufacturing systems across stamping, body, paint and final assembly are being installed and commissioned in preparation for production trials.
Midsize. Continued progress on the Midsize program, with Atlas drive units and prototype vehicles advancing through validation, durability testing, crash certification, battery-pack manufacturing validation, and cold-weather testing in New Zealand.
Second Quarter 2026 Performance
Lucid produced 4,774 vehicles and delivered 3,953 vehicles during the second quarter. The company moderated production to better align output with anticipated deliveries, reduce inventory and preserve cash.
Lucid reported second quarter revenue of $405 million and ended the quarter with $3.0 billion in total liquidity. Recently secured financing, in conjunction with operational actions the company is taking, is expected to provide sufficient liquidity runway well into 2027.
Conference Call Information
Lucid will host a conference call to discuss its second quarter 2026 financial results on Tuesday, August 4, 2026, at 2:30 pm PT / 5:30 pm ET. The live webcast of the conference call will be available on the Investor Relations website at ir.lucidmotors.com. Following the completion of the call, a replay will be available on the same website. Lucid uses its ir.lucidmotors.com website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

About Lucid Group
Lucid Group, Inc. (NASDAQ: LCID) is a technology company creating exceptional mobility experiences through innovation to drive the world forward. Built on Lucid’s proprietary technology and software defined vehicle architectures, the company’s lineup of award-winning vehicles brings Lucid’s “Compromise Nothing™” approach to premium segments of the global automotive market. Lucid designs and engineers its products in-house and assembles at its vertically integrated facilities in Arizona and Saudi Arabia, enabling continuous innovation across vehicles, software, and advanced driver assistance and autonomy-ready capabilities.
Investor Relations Contact
investor@lucidmotors.com
Media Contact
media@lucidmotors.com
Trademarks
This communication contains trademarks, service marks, trade names and copyrights of Lucid Group, Inc. and its subsidiaries and other companies, which are the property of their respective owners.

Forward-Looking Statements
This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “shall,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “scheduled,” “aiming,” “targeting,” “objective,” “focus,” “strategic” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding results of operations, financial outlook and condition, guidance, liquidity, capital expenditures, its cash flow improvement plan, the expected savings from eliminating the second shift at AMP-1, prospects, growth, production volumes, strategies, management, and the markets in which Lucid operates, including expectations of financial and operational metrics, projections of market opportunity, market share and product sales, plans and expectations related to commercial product launches and future programs, initiatives and products, including the Midsize program, plans and expectations on vehicle production and delivery timing and volumes, expectations regarding market opportunities and demand for Lucid’s products, the range, features, specifications, performance, production and delivery of Lucid’s vehicles and potential impact on markets, plans and expectations regarding further monetization opportunities, plans and expectations regarding Lucid’s software, technology features and capabilities, including with respect to battery and powertrain systems, plans and expectations regarding Lucid’s systems approach to the design of the vehicles, estimate of Lucid’s technology lead over competitors, estimate of the length of time Lucid’s existing cash, cash equivalents and investments will be sufficient to fund planned operations, plans and expectations regarding Lucid’s liquidity runway and cash flow improvement plans, future capital raises and funding strategy, plans and expectations regarding future manufacturing capabilities and facilities, logistics and supply chain, studio and service center openings, sales channels and strategies, test drive, appointment wait times, ability to mitigate supply chain and logistics risks, plans and expectations regarding expansion and construction of Lucid’s AMP-1 and AMP-2 manufacturing facilities and capabilities, including potential benefits, ability to vertically integrate production processes, future market launches and international expansion, Lucid’s ability to grow its brand awareness, expectations regarding executive leadership transitions, the potential success of Lucid’s distribution strategy and future vehicle programs, changes to future or existing vehicle programs, the company’s plans regarding increasing the number of technicians and concierges, potential automotive and strategic partnerships and their anticipated benefits, plans and expectations regarding Lucid’s ADAS/AV roadmap and robotaxi program, expectations on the technology licensing landscape, expectations on the regulatory and political environment, and the promise of Lucid’s technology. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Lucid’s management. These forward-looking statements are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from these forward-looking statements. Many actual events and circumstances are beyond the control of Lucid. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, economic, market, financial, political, regulatory and legal conditions, including uncertainties and changes in policies, imposition or proposed imposition of tariffs, export controls, threat of a trade war, the risk of a global economic recession or other downturn, bank closures and liquidity concerns at financial institutions, and global or regional conflicts or other geopolitical events, including the military operations in the Gulf region and the Middle East, and the potential escalation and the broadening of the conflict in Iran; the outcome of Lucid’s broader business review, which remains underway; risks related to changes in overall demand for Lucid’s products and services and cancellation of orders for Lucid’s vehicles; risks related to prices and availability of commodities and components, including rare earth minerals, semiconductors and their related products, Lucid’s supply chain, logistics, inventory management and quality control, and Lucid’s ability to complete the tooling of its manufacturing facilities over time and scale production of Lucid’s vehicles; risks related to the uncertainty of Lucid’s projected financial and operational information; risks related to the timing of expected business milestones and commercial product launches; risks related to the construction and expansion of Lucid’s manufacturing facilities and the increase of Lucid’s production capacity; Lucid’s ability to manage expenses and control costs; risks related to future market adoption of Lucid’s offerings; the quality, reliability, and performance of Lucid’s vehicles and services; the effects of competition and the pace and depth of electric vehicle adoption generally on Lucid’s business; changes in regulatory requirements, policies, and governmental incentives; changes in fuel and energy prices; Lucid’s ability to rapidly innovate; Lucid’s ability to enter into or maintain partnerships with original equipment manufacturers, vendors and technology providers, including its ability to realize the anticipated benefits of its partnerships with Aston Martin, Uber, Nuro and NVIDIA;

Lucid’s ability to effectively recruit, integrate, motivate, and retain key employees, including recent changes to our executive team; risks related to potential vehicle recalls; Lucid’s ability to establish and expand its brand, and capture additional market share, and the risks associated with negative press or reputational harm; the risk that Lucid’s cash flow improvement plan does not achieve the anticipated effect, or results in unexpected quality issues or delays; risks related to Lucid’s outstanding redeemable convertible preferred stock and convertible senior notes; availability, reduction or elimination of, and Lucid’s ability to obtain and effectively utilize, zero emission vehicle credits, tax incentives, and other governmental and regulatory programs and incentives; Lucid’s ability to conduct equity, equity-linked or debt financing in the future; Lucid’s ability to pay interest and principal on its indebtedness; future changes to vehicle specifications which may impact performance, features, pricing and other expectations; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors discussed under the cautionary language and the Risk Factors in Lucid’s Annual Report on Form 10-K for the year ended December 31, 2025, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other documents Lucid has filed or will file with the Securities and Exchange Commission. If any of these risks or uncertainties materialize, or Lucid’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Lucid currently does not know or that Lucid currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Lucid’s expectations, plans or forecasts of future events and views as of the date of this communication. Lucid anticipates that subsequent events and developments will cause Lucid’s assessments to change. However, while Lucid may elect to update these forward-looking statements at some point in the future, Lucid specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Lucid’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Non-GAAP Financial Measures and Key Business Metrics
Condensed consolidated financial information has been presented in accordance with US GAAP (“GAAP”) as well as on a non-GAAP basis to supplement Lucid’s condensed consolidated financial results. Lucid’s non-GAAP financial measures include Adjusted EBITDA, adjusted net loss attributable to common stockholders (diluted), adjusted net loss per share attributable to common stockholders (diluted), and free cash flow, which are discussed below.
Adjusted EBITDA is defined as net loss attributable to common stockholders (basic) before (1) interest expense, (2) interest income, (3) provision for (benefit from) income taxes, (4) depreciation and amortization, (5) stock-based compensation, (6) workforce reduction charges, (7) change in fair value of common stock warrant liability, (8) change in fair value of equity securities of a related party, (9) change in fair value of derivative liabilities and subscription agreements associated with redeemable convertible preferred stock (related party), (10) accretion of redeemable convertible preferred stock (related party), and (11) gain on extinguishment of debt. Lucid believes that Adjusted EBITDA provides useful information to Lucid’s management and investors about Lucid’s financial performance.
Adjusted net loss attributable to common stockholders (diluted) is defined as net loss attributable to common stockholders (diluted) excluding (1) stock-based compensation, (2) workforce reduction charges, (3) change in fair value of common stock warrant liability, (4) change in fair value of equity securities of a related party, (5) change in fair value of derivative liabilities and subscription agreements associated with redeemable convertible preferred stock (related party), and (6) accretion of redeemable convertible preferred stock (related party).
Lucid defines and calculates adjusted net loss per share attributable to common stockholders (diluted) as adjusted net loss attributable to common stockholders (diluted) divided by weighted-average shares outstanding attributable to common stockholders (diluted).
Lucid believes that adjusted net loss attributable to common stockholders (diluted) and adjusted net loss per share attributable to common stockholders (diluted) financial measures provide investors with useful information to evaluate the performance of its business excluding items not reflecting ongoing operating activities.
Free cash flow is defined as net cash used in operating activities less capital expenditures. Lucid believes that free cash flow provides useful information to Lucid’s management and investors about the amount of cash generated by the business after necessary capital expenditures.
These non-GAAP financial measures facilitate management’s internal comparisons to Lucid’s historical performance. Management believes that it is useful to supplement its GAAP financial statements with this non-GAAP information because management uses such information internally for its operating, budgeting, and financial planning purposes. Management also believes that presentation of the non-GAAP financial measures provides useful information to Lucid’s investors regarding measures of its financial condition and results of operations that Lucid uses to run the business and therefore allows investors to better understand Lucid’s performance. However, these non-GAAP financial and key performance measures have limitations as analytical tools and you should not consider them in isolation or as substitutes for analysis of Lucid’s results as reported under GAAP.
Non-GAAP information is not prepared under a comprehensive set of accounting rules and therefore, should only be read in conjunction with financial information reported under GAAP when understanding Lucid’s operating performance. In addition, other companies, including companies in Lucid’s industry, may calculate non-GAAP financial measures and key performance measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Lucid’s non-GAAP financial measures and key performance measures as tools for comparison. A reconciliation between GAAP and non-GAAP financial information is presented below.

LUCID GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(in thousands, except share and per share data)

	June 30, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$732,601	$997,827
Short-term investments (including nil and $50,000 associated with a related party as of June 30, 2026 and December 31, 2025, respectively)	28,712	631,093
Accounts receivable, net (including $186,581 and $120,540 from a related party as of June 30, 2026 and December 31, 2025, respectively)	223,050	177,162
Inventory	1,378,653	1,109,529
Prepaid expenses	72,458	59,606
Other current assets	341,067	324,434
Total current assets	2,776,541	3,299,651
Property, plant and equipment, net	4,222,841	3,978,132
Right-of-use assets	249,019	241,974
Long-term investments (including $14,191 and $24,259 associated with a related party as of June 30, 2026 and December 31, 2025, respectively)	14,191	512,241
Other noncurrent assets	436,234	354,983
TOTAL ASSETS	$7,698,826	$8,386,981

LIABILITIES
Current liabilities:
Accounts payable	$366,907	$487,521
Finance lease liabilities, current portion	5,045	84,222
Current portion of debt ($503,088 and $467,963 associated with a related party as of June 30, 2026 and December 31, 2025, respectively)	707,142	671,746
Other current liabilities (including $73,134 and $81,580 associated with a related party as of June 30, 2026 and December 31, 2025, respectively)	1,359,101	1,392,641
Total current liabilities	2,438,195	2,636,130
Finance lease liabilities, net of current portion	102,685	104,559
Debt, net of current portion (including $497,426 and nil associated with a related party as of June 30, 2026 and December 31, 2025, respectively)	2,546,556	2,046,576
Other long-term liabilities (including $123,504 and $123,198 associated with related parties as of June 30, 2026 and December 31, 2025, respectively)	599,441	582,739
Derivative liabilities associated with redeemable convertible preferred stock (related party)	163,655	16,200
Total liabilities	5,850,532	5,386,204

REDEEMABLE CONVERTIBLE PREFERRED STOCK
Preferred stock 10,000,000 shares authorized as of June 30, 2026 and December 31, 2025, Series A redeemable convertible preferred stock, par value $0.0001; 100,000 shares issued and outstanding as of June 30, 2026 and December 31, 2025; liquidation preference of $1,470,165 and $1,350,441 as of June 30, 2026 and December 31, 2025, respectively (related party)	1,469,464	1,339,641
Preferred stock 10,000,000 shares authorized as of June 30, 2026 and December 31, 2025, Series B redeemable convertible preferred stock, par value $0.0001; 75,000 shares issued and outstanding as of June 30, 2026 and December 31, 2025; liquidation preference of $1,032,889 and $949,249 as of June 30, 2026 and December 31, 2025, respectively (related party)	1,032,514	943,849
Preferred stock 10,000,000 shares authorized as of June 30, 2026 and December 31, 2025, Series C redeemable convertible preferred stock, par value $0.0001; 55,000 and 0 shares issued and outstanding as of June 30, 2026 and December 31, 2025; liquidation preference of $566,859 and nil as of June 30, 2026 and December 31, 2025, respectively (related party)	404,279	—
Total redeemable convertible preferred stock	2,906,257	2,283,490

STOCKHOLDERS’ EQUITY (DEFICIT)
Common stock, par value $0.0001; 1,500,000,000 shares authorized as of June 30, 2026 and December 31, 2025; 394,155,958 and 327,451,844 shares issued and 394,070,176 and 327,366,062 shares outstanding as of June 30, 2026 and December 31, 2025, respectively	39	33
Additional paid-in capital	16,636,039	16,337,023
Treasury stock, at cost, 85,782 shares at June 30, 2026 and December 31, 2025	(20,716)	(20,716)
Accumulated other comprehensive income	615	11,692
Accumulated deficit	(17,673,940)	(15,610,745)
Total stockholders’ equity (deficit)	(1,057,963)	717,287
TOTAL LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)	$7,698,826	$8,386,981

LUCID GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(Unaudited)
(in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenue (including $96,188 and $30,247 from a related party for the three months ended June 30, 2026 and 2025, and $134,558 and $35,343 for the six months ended June 30, 2026 and 2025, respectively)	$405,347	$259,432	$687,812	$494,480

Costs and expenses
Cost of revenue	832,072	531,783	1,426,242	995,343
Research and development	321,336	273,839	657,006	525,085
Selling, general and administrative	300,432	256,857	604,608	469,032
Workforce reduction charges	33,675	—	71,609	—
Total cost and expenses	1,487,515	1,062,479	2,759,465	1,989,460

Loss from operations	(1,082,168)	(803,047)	(2,071,653)	(1,494,980)

Other income (expense), net
Change in fair value of common stock warrant liability	—	5,322	—	18,183
Change in fair value of equity securities of a related party	549	3,948	(9,672)	(9,505)
Change in fair value of derivative liabilities and subscription agreements associated with redeemable convertible preferred stock (related party)	102,790	111,475	110,165	393,175
Gain on extinguishment of debt	—	116,360	—	116,360
Interest income	9,634	44,318	22,738	96,527
Interest expense (including $23,363 and $4,912 to a related party for the three months ended June 30, 2026 and 2025, and $34,672 and $8,612 for the six months ended June 30, 2026 and 2025, respectively)	(47,817)	(23,749)	(88,890)	(35,632)
Other income (expense), net	(16,789)	3,572	(24,656)	6,537
Total other income, net	48,367	261,246	9,685	585,645
Loss before provision for (benefit from) income taxes	(1,033,801)	(541,801)	(2,061,968)	(909,335)
Provision for (benefit from) income taxes	1,050	(2,369)	1,227	(3,732)
Net loss	(1,034,851)	(539,432)	(2,063,195)	(905,603)
Accretion of redeemable convertible preferred stock (related party)	(224,425)	(199,823)	(330,387)	(564,748)
Net loss attributable to common stockholders, basic	(1,259,276)	(739,255)	(2,393,582)	(1,470,351)
Interest expense on 2026 Notes	—	309	—	4,283
Gain on extinguishment of debt	—	(116,360)	—	(116,360)
Net loss attributable to common stockholders, diluted	$(1,259,276)	$(855,306)	$(2,393,582)	$(1,582,428)

Weighted-average shares outstanding attributable to common stockholders(1)
Basic	382,098,609	305,640,483	$355,340,787	$304,641,184
Diluted	382,098,609	305,788,272	$355,340,787	$305,670,808

Net loss per share attributable to common stockholders(1)
Basic	$(3.30)	$(2.42)	$(6.74)	$(4.83)
Diluted	$(3.30)	$(2.80)	$(6.74)	$(5.18)

Other comprehensive income (loss)
Net unrealized gains (losses) on investments, net of tax	$(152)	$293	$(1,537)	$3,845
Reclassification adjustment for realized gains on investments included in net loss	—	—	(5,702)	—
Foreign currency translation adjustments	(2,746)	8,973	(3,838)	12,870
Total other comprehensive income (loss)	(2,898)	9,266	(11,077)	16,715
Comprehensive loss	(1,037,749)	(530,166)	(2,074,272)	(888,888)
Accretion of redeemable convertible preferred stock (related party)	(224,425)	(199,823)	(330,387)	(564,748)
Comprehensive loss attributable to common stockholders	$(1,262,174)	$(729,989)	$(2,404,659)	$(1,453,636)
(1) The weighted-average shares outstanding attributable to common stockholders and net loss per share attributable to common stockholders have been adjusted for the prior periods presented to reflect the one-for-ten (1:10) reverse stock split effected on August 29, 2025.

LUCID GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Cash flows from operating activities:
Net loss	$(1,034,851)	$(539,432)	$(2,063,195)	$(905,603)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	122,222	111,088	238,634	209,047
Amortization of insurance premium	9,991	8,571	19,287	17,485
Non-cash operating lease cost	18,035	11,207	33,197	19,758
Stock-based compensation	46,609	56,319	107,639	83,834
Inventory and firm purchase commitments write-downs	299,271	179,888	527,588	327,806
Change in fair value of common stock warrant liability	—	(5,322)	—	(18,183)
Change in fair value of equity securities of a related party	(549)	(3,948)	9,672	9,505
Change in fair value of derivative liabilities and subscription agreements associated with redeemable convertible preferred stock (related party)	(102,790)	(111,475)	(110,165)	(393,175)
Net accretion of investment discounts/premiums	(149)	(5,582)	(1,090)	(19,062)
Gain on extinguishment of debt	—	(116,360)	—	(116,360)
Other non-cash items	4,945	6,582	2,140	9,300
Changes in operating assets and liabilities:
Accounts receivable (including $(91,303) and $(9,715) from a related party for the three months ended June 30, 2026 and 2025, and $(66,041) and $(5,599) for the six months ended June 30, 2026 and 2025, respectively)	(93,104)	(35,041)	(48,269)	(13,260)
Inventory	(269,157)	(379,573)	(845,554)	(586,043)
Prepaid expenses	(18,573)	(20,254)	(30,672)	(27,677)
Other assets	45,155	(55,212)	(82,290)	(55,824)
Accounts payable	(127,253)	58,890	(138,365)	58,513
Other liabilities	(122,033)	9,413	(26,447)	141,085
Net cash used in operating activities	(1,222,231)	(830,241)	(2,407,890)	(1,258,854)
Cash flows from investing activities:
Purchases of property, plant and equipment (including $(70,221) and $(25,675) from a related party for the three months ended June 30, 2026 and 2025, and $(117,355) and $(67,668) for the six months ended June 30, 2026 and 2025, respectively)	(253,827)	(182,663)	(506,994)	(343,904)
Proceeds from maturities of investments (including nil from a related party for the three months ended June 30, 2026 and 2025, and $50,000 and nil for the six months ended June 30, 2026 and 2025, respectively)	—	899,194	177,228	1,961,485
Proceeds from sale of investments	—	—	951,125	—
Purchases of investments (including nil from a related party for the three months ended June 30, 2026 and 2025, and nil and $(30,000) for the six months ended June 30, 2026 and 2025, respectively)	(28,512)	(22,528)	(28,512)	(309,557)
Net cash provided by (used in) investing activities	(282,339)	694,003	592,847	1,308,024

LUCID GROUP, INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - continued (Unaudited) (in thousands)
	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Cash flows from financing activities:
Proceeds from issuance of common stock under 2026 Underwriting Agreement	292,500	—	292,500	—
Payments of issuance costs for the 2026 Underwriting Agreement	(579)	—	(579)	—
Proceeds from issuance of common stock under 2026 Subscription Agreement to a related party	200,000	—	200,000	—
Proceeds from issuance of Series C redeemable convertible preferred stock to a related party	550,000	—	550,000	—
Payments of issuance costs for Series C redeemable convertible preferred stock	(750)	—	(750)	—
Payments of transaction costs for the issuance of 2031 Notes	—	—	(1,165)	—
Proceeds from issuance of 2030 Notes	—	1,100,000	—	1,100,000
Payments of transaction costs for the issuance of 2030 Notes	—	(17,924)	—	(17,924)
Purchase of capped calls	—	(118,250)	—	(118,250)
Repurchase of 2026 Notes	—	(931,433)	—	(931,433)
Proceeds from borrowings from related parties	500,000	39,989	535,994	106,645
Proceeds from exercise of stock options	17	861	2,785	1,274
Proceeds from employee stock purchase plan	9,833	12,696	9,833	12,696
Tax withholding payments for net settlement of employee awards	(206)	(6,172)	(1,311)	(9,449)
Payment for finance lease liabilities	(1,249)	(822)	(2,461)	(1,376)
Payments for credit facility issuance costs to related parties	(3,750)	—	(3,750)	(507)
Net cash provided by financing activities	1,545,816	78,945	1,581,096	141,676
Net increase (decrease) in cash, cash equivalents, and restricted cash	41,246	(57,293)	(233,947)	190,846
Beginning cash, cash equivalents, and restricted cash	765,720	1,855,191	1,040,913	1,607,052
Ending cash, cash equivalents, and restricted cash	$806,966	$1,797,898	$806,966	$1,797,898

LUCID GROUP, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Unaudited)
(in thousands, except share and per share data)
Adjusted EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net loss attributable to common stockholders, basic (GAAP)	$(1,259,276)	$(739,255)	$(2,393,582)	$(1,470,351)
Interest expense	47,817	23,749	88,890	35,632
Interest income	(9,634)	(44,318)	(22,738)	(96,527)
Provision for (benefit from) income taxes	1,050	(2,369)	1,227	(3,732)
Depreciation and amortization	122,222	111,088	238,634	209,047
Stock-based compensation	41,948	56,319	104,337	83,834
Workforce reduction charges	33,675	—	71,609	—
Change in fair value of common stock warrant liability	—	(5,322)	—	(18,183)
Change in fair value of equity securities of a related party	(549)	(3,948)	9,672	9,505
Change in fair value of derivative liabilities and subscription agreements associated with redeemable convertible preferred stock (related party)	(102,790)	(111,475)	(110,165)	(393,175)
Accretion of redeemable convertible preferred stock (related party)	224,425	199,823	330,387	564,748
Gain on extinguishment of debt	—	(116,360)	—	(116,360)
Adjusted EBITDA (non-GAAP)	$(901,112)	$(632,068)	$(1,681,729)	$(1,195,562)
Adjusted Net Loss Attributable to Common Stockholders

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net loss attributable to common stockholders, diluted (GAAP)	$(1,259,276)	$(855,306)	$(2,393,582)	$(1,582,428)
Stock-based compensation	41,948	56,319	104,337	83,834
Workforce reduction charges	33,675	—	71,609	—
Change in fair value of common stock warrant liability	—	(5,322)	—	(18,183)
Change in fair value of equity securities of a related party	(549)	(3,948)	9,672	9,505
Change in fair value of derivative liabilities and subscription agreements associated with redeemable convertible preferred stock (related party)	(102,790)	(111,475)	(110,165)	(393,175)
Accretion of redeemable convertible preferred stock (related party)	224,425	199,823	330,387	564,748
Adjusted net loss attributable to common stockholders, diluted (non-GAAP)	$(1,062,567)	$(719,909)	$(1,987,742)	$(1,335,699)
Adjusted Net Loss Per Share Attributable to Common Stockholders(1)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net loss per share attributable to common stockholders, diluted (GAAP)	$(3.30)	$(2.80)	$(6.74)	$(5.18)
Stock-based compensation	0.11	0.19	0.30	0.28
Workforce reduction charges	0.09	—	0.20	—
Change in fair value of common stock warrant liability	—	(0.02)	—	(0.06)
Change in fair value of equity securities of a related party	—	(0.01)	0.03	0.03
Change in fair value of derivative liabilities and subscription agreements associated with redeemable convertible preferred stock (related party)	(0.27)	(0.36)	(0.31)	(1.29)
Accretion of redeemable convertible preferred stock (related party)	0.59	0.65	0.93	1.85
Adjusted net loss per share attributable to common stockholders, diluted (non-GAAP)	$(2.78)	$(2.35)	$(5.59)	$(4.37)

Weighted-average shares outstanding attributable to common stockholders, diluted	382,098,609	305,788,272	355,340,787	305,670,808
(1) The weighted-average shares outstanding attributable to common stockholders, net loss per share attributable to common stockholders and adjusted net loss per share attributable to common stockholders have been adjusted for the prior periods presented to reflect the one-for-ten (1:10) reverse stock split effected on August 29, 2025.

LUCID GROUP, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES - continued
(Unaudited)
(in thousands)

Free Cash Flow

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net cash used in operating activities (GAAP)	$(1,222,231)	$(830,241)	$(2,407,890)	$(1,258,854)
Capital expenditures	(253,827)	(182,663)	(506,994)	(343,904)
Free cash flow (non-GAAP)	$(1,476,058)	$(1,012,904)	$(2,914,884)	$(1,602,758)